                                       8-K
                                 Current Report


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2003



                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                              333-86366-02                            13-3411414
     (State or other Jurisdiction                     (Commission                         (I.R.S. Employer
            Incorporation)                           File Number)                      Identification Number)

                              ---------------------

                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
                                 (212) 272-2000



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Item 5.  OTHER EVENTS
---------------------

         Description of the Certificates

                  Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Commission's Rule 424, a final Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-86366-02, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2003-TOP10 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, Wells Fargo Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank, N.V., as fiscal agent, and Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar.

         Computational Materials

                  Bear, Stearns & Co. Inc. as underwriter of certain of the Certificates (the "Underwriter") has provided certain prospective purchasers of the Class A-1, Class A-2, Class B, Class C and Class D Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the assets of the trust fund in which the Certificates represent beneficial ownership, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes and Certificates based on collateral information provided by Wells Fargo Bank, National Association, Morgan Stanley Mortgage Capital Inc., Principal Commercial Funding, LLC, Bear Stearns Commercial Mortgage, Inc. and/or John Hancock Real Estate Finance, Inc., and under certain assumptions and scenarios.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

EXHIBIT NO. 99 DESCRIPTION
--------------------------

                  Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the Offered Certificates.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 15, 2003

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.


By: /s/  Michael Forastiere
    -----------------------
     Name: Michael Forastiere
     Title:  Vice President


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